UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
Current Report
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2024
___________________________
TRAVERE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3611 Valley Centre Drive, Suite 300
San Diego, CA 92130
(Address of Principal Executive Offices, including Zip Code)

(888) 969-7879
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TVTX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As discussed below in Item 5.07, Travere Therapeutics, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Company’s 2018 Equity Incentive Plan, as amended (the “2018 Plan”), to increase the number of shares of common stock authorized for issuance thereunder by 2,700,000 shares. A summary of the material terms of the 2018 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 27, 2024. That summary is qualified in its entirety by reference to the text of the 2018 Plan, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.
On May 8, 2024, the Company held the Annual Meeting. As of March 20, 2024, the record date for the Annual Meeting, 76,108,829 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 62,704,983 shares of common stock were present in person or represented by proxy for the four proposals summarized below.
Proposal 1: Election of Directors
The Company’s stockholders elected the ten persons listed below to serve until the Company’s 2025 Annual Meeting of Stockholders. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Roy D. Baynes, M.D., Ph.D.	55,967,609	2,718,503	4,018,872
Suzanne Bruhn, Ph.D.	56,267,040	2,419,072	4,018,872
Timothy Coughlin	56,365,805	2,320,307	4,018,872
Eric Dube, Ph.D.	56,468,811	2,217,301	4,018,872
Gary Lyons	56,039,047	2,647,065	4,018,872
Jeffrey Meckler	55,841,370	2,844,742	4,018,872
John A. Orwin	43,710,299	14,975,813	4,018,872
Sandra Poole	56,051,666	2,634,446	4,018,872
Ron Squarer	52,269,791	6,416,321	4,018,872
Ruth Williams-Brinkley	54,959,617	3,726,495	4,018,872
Proposal 2: Approval of the Company’s 2018 Equity Incentive Plan, as amended
The Company’s stockholders approved the 2018 Plan, as amended, to increase the number of shares of common stock authorized for issuance thereunder by 2,700,000. The final voting results are as follows:

Votes For	36,375,367
Votes Against	22,098,658
Abstentions	212,086
Broker Non-Votes	4,018,872
Proposal 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The final voting results are as follows:

Votes For	55,789,526
Votes Against	2,854,506
Abstentions	42,079
Broker Non-Votes	4,018,872

Proposal 4: Ratification of the Selection of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the selection by the Audit Committee of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The final voting results are as follows:

Votes For	60,467,774
Votes Against	2,184,775
Abstentions	52,434
Broker Non-Votes	—
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Travere Therapeutics, Inc. 2018 Equity Incentive Plan, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVERE THERAPEUTICS, INC.

Dated: May 13, 2024	By:	/s/ Elizabeth E. Reed
	Name:	Elizabeth E. Reed
	Title:	Senior Vice President, General Counsel and Secretary